                                                    OPPENHEIMER CAPITAL INCOME FUND

                                                               FORM N-1A

                                                                PART C

                                                           OTHER INFORMATION

Item 23. Exhibits

Amended and Restated Declaration of Trust dated November 22, 2000: Previously filed with Registrant's Post-Effective Amendment No.
54, 12/18/00, to Registrant's Registration Statement No. 2-33043 and incorporated herein by reference.

(b)      By-Laws as amended through October 24, 2000: Filed with Registrant's Post-Effective Amendment No. 55, 10/22/01, and
incorporated herein by reference.

(c)      (i) Specimen Class A Share Certificate: Filed herewith.

         (ii) Specimen Class B Share Certificate: Filed herewith.

         (iii) Specimen Class C Share Certificate: Filed herewith.

         (iv) Specimen Class N Share Certificate: Filed herewith.

(d)      Investment Advisory Agreement, dated April 16, 1998. Previously filed with Registrant's Post-Effective amendment No. 50,
10/23/98, and incorporated herein by reference.

(e)      (i) General Distributor's Agreement dated October 13, 1992: Previously filed with Registrant's Post-Effective Amendment No.
42, 10/28/94, and incorporated herein by reference.

(ii) Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the
Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(iii) Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the
Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(iv) Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the
Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(v) Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(vi) Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No.
45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

Form of Deferred Compensation Plan for Disinterested Trustees/Directors: Previously Filed with Post-Effective Amendment No. 40 to the
Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/27/98, and incorporated herein by reference.

(i) Custody Agreement dated October 6, 1992: Filed with Post-Effective Amendment No. 37, to Registrant's Registration Statement dated
10/28/92, and refiled with Post-Effective Amendment No. 42, 10/28/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(ii) Amended and Restated Foreign Custody Manager Agreement dated April 3, 2001 between Registrant and The Bank of New York:
Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg.
2-82590), 10/26/01, and incorporated herein by reference.

(iii) Amendment dated April 3, 2001 to Custody Agreement dated 11/12/92: Previously filed with Post-Effective Amendment No. 34 to the
Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), October 26, 2001, and incorporated herein by reference.

(h)      Not applicable.

(i)      Opinion and Consent of Counsel dated September 30, 1970: Previously filed with Registrant's Initial Registration Statement and refiled with Post Effective amendment No. 42, 10/28/94, pursuant to Item 102 of Regulation S-T.

(j)Independent Auditors Consent: Filed herewith.

(k) Not applicable.

(l) Not applicable.

(m)      (i) Service Plan and Agreement for Class A shares under Rule 12b-1 of the Investment Company Act dated June 22, 1993:
Previously filed with Post-Effective Amendment No. 38 to Registrant's Registration Statement, 8/3/93, and incorporated herein by reference.

         (ii) Amended and Restated Distribution and Service Plan and Agreement for Class B shares under Rule 12b-1 of the Investment
Company Act dated July 16, 1997: Previously filed with Registrant's Post-Effective Amendment No. 49, 12/16/97, and incorporated herein by reference.

         (iii) Amended and Restated Distribution and Service Plan and Agreement for Class C shares under Rule 12b-1 of the Investment
Company Act dated July 16, 1997: Previously filed with Registrant's Post-Effective Amendment No. 49, 12/16/97, and incorporated herein by reference.

         (iv) Distribution and Service Plan and Agreement for Class N shares under Rule 12b-1 of the Investment Company Act dated
October 24, 2000: Previously filed with Registrant's Post-Effective Amendment No. 54, 12/18/00, to Registrant's Registration
Statement No. 2-33043 and incorporated herein by reference.

(n)      Oppenheimer Funds Multiple Class Plan under Rule 18f-3 March 18, 1996 and updated through 8/21/01: Previously filed with
Post-Effective Amendment No. 20 to the Registration Statement of Oppenheimer Cash Reserves (Reg. No. 33-23223), 9/27/01, and
incorporated herein by reference.

(o)      (i) Powers of Attorney for all Trustees/Directors and Officers except for John Murphy (including Certified Board
Resolutions): Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Select Managers (Reg.
No. 333-49774), 2/8/01, and incorporated herein by reference.

         (ii) Power of Attorney for John Murphy: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement
of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(p)      Amended and Restated Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under Rule 17j-1 of the Investment Company
Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Emerging Growth Fund (Reg. No. 333-44176),
8/21/00, and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund
----------------------------------------------------------------------

None.

Item 25. - Indemnification
--------------------------

Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a)
to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by
Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item
26(b) below.

 (b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position        Other Business and Connections
with OppenheimerFunds, Inc.         During the Past Two Years
---------------------------         -------------------------

Timothy L. Abbuhl,
Assistant Vice President   None.

Amy B. Adamshick,
Vice President    Formerly at Scudder Kemper Investments (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President      None.

Edward J. Amberger,
Assistant Vice President   None.

Janette Aprilante,

Assistant Vice President & Secretary        Secretary of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation,
Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc. and
Shareholders Services, Inc.; Assistant Secretary of HarbourView Asset Management Corporation, OFI Private Investments, Inc.,
Oppenheimer Trust Company and, OAM Institutional, Inc.

Hany S. Ayad,
Assistant Vice President   None.

Victor W. Babin,
Senior Vice President      None.

Bruce L. Bartlett,
Senior Vice President      None.

Victoria Baska,
Assistant Vice President   None.

George Batejan,
Executive Vice President/
Chief Information Officer  None.

Kevin Baum,
Assistant Vice President   None.

Connie Bechtolt,
Assistant Vice President   None.

Robert Behal
Assistant Vice President   None.

Kathleen Beichert,
Vice President             None.

Rajeev Bhaman,
Vice President             None.

Mark Binning,
Assistant Vice President   None.

Robert J. Bishop,
Vice President             None.

John R. Blomfield,
Vice President             None.

Chad Boll,
Assistant Vice President   None

Lowell Scott Brooks,
Vice President             None.

Scott Burroughs
Vice President             None.

Claudia Calich
Assistant Vice President   None.

Adele A. Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division       None.

Michael A. Carbuto,
Vice President             None

Ronald G. Chibnik
Assistant Vice President   None.

H.C. Digby Clements,
Vice President: Rochester Division  None.

Peter V. Cocuzza,
Vice President    None.

Julie C. Cusker,
Assistant Vice President:
Rochester Division         None.

John Damian
Vice President    None.

O. Leonard Darling,
Vice Chairman, Executive Vice
President, Chief Investment

Officer and Director       Chairman of the Board and a director (since June 1999) and Senior Managing Director (since December 1998)
of HarbourView Asset Management Corporation; a director (since July 2001) of Oppenheimer Acquisition Corp.; a director (since March
2000) of OFI Private Investments, Inc.; Chairman of the Board, Senior Managing Director and director (since February 2001) of OAM
Institutional, Inc.; Trustee (since 1993) of Awhtolia College - Greece.

John M. Davis,
Assistant Vice President   None.

Robert A. Densen,
Senior Vice President      None.

Ruggero de'Rossi,
Vice President    Formerly, Chief Strategist at ING Barings (July
1998 - March 2000).

Craig P. Dinsell,
Executive Vice President   None.

Randall C. Dishmon,
Assistant Vice President   None.

Steven D. Dombrower,
Vice President    None.

Bruce C. Dunbar,
Vice President    None.

Richard Edmiston,
Assistant Vice President   None.

Daniel R. Engstrom,
Assistant Vice President   None.

Armand B. Erpf,
Assistant Vice President   None.

George R. Evans,
Vice President    None.

Edward N. Everett,
Vice President    None.

George Fahey,
Vice President    None.

Leslie A. Falconio,

Vice President    Vice President of HarbourView Asset Management Corporation.

Scott T. Farrar,

Vice President    Assistant Treasurer of OppenheimerFunds International Ltd. And Oppenheimer Millennium Funds plc; an officer of other
Oppenheimer funds.

Katherine P. Feld,

Vice President, Senior Counsel      Assistant Secretary of the Denver-based Oppenheimer funds; Vice President of OppenheimerFunds
Distributor, Inc.; Director of Centennial Asset Management Corporation; Vice President of Oppenheimer Real Asset Management, Inc.

Ronald H. Fielding,
Chairman: Rochester Division        Director of ICI Mutual Insurance Company; Governor of St. John's College; Director of
International Museum of Photography at George Eastman House; an officer and/or portfolio manager of certain Oppenheimer funds.

Paul Fitzsimmons
Assistant Vice President   None.

P. Lyman Foster,
Senior Vice President      Formerly, Vice President of Prudential Investments (August 1999-April 2000).

David J. Foxhoven,

Assistant Vice President   Assistant Vice President of OppenheimerFunds Legacy Program.

Colleen M. Franca,
Assistant Vice President   None.

Crystal French,
Vice President    None.

Dan P. Gangemi,
Vice President    None.

Subrata Ghose,
Assistant Vice President   Formerly, Equity Analyst at Fidelity Investments (1995 - March 2000).

Charles W. Gilbert,
Assistant Vice President   None.

Alan C. Gilston,
Vice President    None.

Jill E. Glazerman,
Vice President    None.

Paul M. Goldenberg,
Vice President    None.

Mikhail Y. Goldverg,
Assistant Vice President   None.

Laura Granger,

Vice President    Formerly, Portfolio Manager at Fortis Advisors +-(July 1998-October 2000).

Jeremy H. Griffiths,
Executive Vice President,
Chief Financial Officer and

Director Chief Financial Officer, Treasurer and director of Oppenheimer Acquisition Corp.; President of OppenheimerFunds
International Ltd. And Oppenheimer Millennium Funds plc; President. Chief Executive Officer, Chairman of the Board and director of
Oppenheimer Trust Company; director (Class A) of Trinity Investment Management Corp.; Secretary/Treasurer of OppenheimerFunds Legacy
Program (a Colorado non-profit corporation); Executive Vice President of OFI Private Investments, Inc., OAM Institutional, Inc. and
of HarbourView Asset Management Corporation; and a Member and Fellow of the Institute of Chartered Accountants.

Robert Grill,
Senior Vice President      None.

Robert Guy,
Senior Vice President      None.

Robert Haley,
Assistant Vice President   None.

Kelly Haney,
Assistant Vice President   None.

Thomas B. Hayes,
Vice President    None.

Dorothy F. Hirshman,
Vice President    None.

Merryl I. Hoffman,

Vice President    Secretary of HarbourView Asset Management Corporation, OFI Private Investments, Inc. and OAM Institutional, Inc.;
Assistant Secretary of OppenheimerFunds Legacy Program

Merrell I. Hora,
Vice President    None.

Scott T. Huebl,

Vice President    Assistant Vice President of OppenheimerFunds Legacy Program.

Margaret Hui,
Assistant Vice President   None.

James G. Hyland,
Assistant Vice President   None.

Steve P. Ilnitzki,
Senior Vice President      Formerly Vice President of Product Management at Ameritrade (until March 2000).

Kathleen T. Ives,

Vice President    Assistant Secretary of the Denver-based Oppenheimer funds, Vice President of OppenheimerFunds Distributor, Inc; Vice
President and Assistant Secretary of Shareholder Services, Inc.; Assistant Secretary of Shareholder Financial Services, Inc. and
OppenheimerFunds Legacy Program

William Jaume,

Vice President    Senior Vice President and Chief Compliance Officer (since April 2000) of HarbourView Asset Management Corporation;
and of OAM Institutional, Inc. (since February 2001).

Frank V. Jennings,
Vice President    None.

Lewis A. Kamman,
Vice President    None.

Jennifer E. Kane,
Assistant Vice President   None.

Lynn O. Keeshan,
Senior Vice President      None.

Thomas W. Keffer,
Senior Vice President      None.

Kristina J. Keller,
Vice President    None.

Michael Keogh,
Vice President    None.

Michael Kirkpatrick,
Assistant Vice President   None.

Theresa Kong,
Assistant Vice President   None.

Walter G. Konops,
Assistant Vice President   None.

Avram D. Kornberg,
Senior Vice President      None.

Dimitrios Kourkoulakos,
Assistant Vice President.  None.

John S. Kowalik,

Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation; Vice President of Oppenheimer Real Asset
Management, Inc.

Joseph Krist,
Assistant Vice President   None.

Guy E. Leaf,
Vice President    None.

Christopher M. Leavy,
Senior Vice President      Formerly Vice President and Portfolio Manager at Morgan Stanley Investment Management (1997-September 2000).

Dina C. Lee,
Assistant Vice President and

Assistant Counsel Formerly an attorney and Assistant Secretary at Van Eck Global (until December 2000).

Laura Leitzinger,
Vice President    Vice President of Shareholder Financial Services, Inc. and Shareholder Services, Inc.

Michael S. Levine
Vice President    None.

Gang Li,
Assistant Vice President   None.

Shanquan Li,
Vice President    None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel   None.

Bill Linden,
Assistant Vice President   None.

Malissa B. Lischin,
Assistant Vice President   Formerly Associate Manager, Investment Management Analyst at Prudential (1996 - March 2000).

David P. Lolli,
Assistant Vice President   None.

Daniel G. Loughran
Vice President: Rochester Division  None.

Patricia Lovett,
Vice President    Vice President of Shareholder Financial Services, Inc.

David M. Mabry,

Vice President    Vice President of Oppenheimer Trust Company.

Steve Macchia,
Vice President    None.

Marianne Manzolillo,
Assistant Vice President   Formerly, Vice President for DLJ High Yield Research Department (February 1993 - July 2000).

Philip T. Masterson,
Vice President and
Associate Counsel None.

Lisa Migan,
Assistant Vice President   None.

Andrew J. Mika,
Senior Vice President      None.

Joy Milan,
Vice President    None.

Denis R. Molleur,
Vice President and

Senior Counsel    Assistant Secretary of the Denver-based Oppenheimer funds.

Nikolaos D. Monoyios,
Vice President    None.

John Murphy,
Chairman, President, Chief

Executive Officer and Director      Director (since July 2001) of OppenheimerFunds Distributor, Inc., Centennial Asset Management
Corporation and HarbourView Asset Management Corporation; President and a director (since July 2001) of Oppenheimer Acquisition
Corp., Oppenheimer Partnership Holdings, Inc. and Oppenheimer Real Asset Management, Inc.; Chairman and a director (since July 2001)
of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; a director (Class A) (since November 2001) of Trinity
Investment Management Corporation; a director (since July 2001) of OFI Private Investments, Inc., OAM Institutional, Inc. and Tremont
Advisers, Inc.; formerly Trustee (1999-2001) of MML Series Investment Fund, an open-end investment company; Chief Operating Officer
(August 2000 - July 2001) of OppenheimerFunds, Inc.

Thomas J. Murray,
Vice President    None.

Kenneth Nadler,
Vice President    None.

David Negri,

Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation

Barbara Niederbrach,

Assistant Vice President   Assistant Vice President of Shareholder Services, Inc..

Robert A. Nowaczyk,
Vice President    None.

Raymond C. Olson,

Assistant Vice President   Treasurer of Centennial Asset Management Corporation

Gina M. Palmieri,

Vice President    Vice President of HarbourView Asset Management Corporation.

Mark Paris,
Assistant Vice President   None.

Frank J. Pavlak,
Vice President    None.

David P. Pellegrino,
Vice President    None.

James F. Phillips,
Assistant Vice President   None.

Jane C. Putnam,
Vice President    None.

Michael E. Quinn,
Vice President    None.

Julie S. Radtke,
Vice President    None.

Norma J. Rapini,
Assistant Vice President:
Rochester Division         None.

Thomas P. Reedy,
Vice President    Vice President of HarbourView Asset Management Corporation.

John Reinhardt,
Vice President: Rochester Division  None

David Robertson,
Senior Vice President      Formerly Director of Sales & Marketing at Schroder Investment Management North America (March 1998-March
2000).

Rob Robis,
Assistant Vice President   None.

Antoinette Rodriguez,
Assistant Vice President   None.

Jeffrey S. Rosen,
Vice President    None.

Richard H. Rubinstein,
Senior Vice President      None.

James H. Ruff,

Executive Vice President   President and director of OppenheimerFunds Distributor, Inc. and Centennial Asset Management Corporation;
Executive Vice President (since March 2000) of OFI Private Investments, Inc.

Andrew Ruotolo

Executive Vice President   President and director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; director of
Tremont Advisers, Inc.

Rohit Sah,
Assistant Vice President   None.

Valerie Sanders,
Vice President    None.

Kenneth Schlupp
Vice President    Vice President of OFI Private Investments, Inc.

Jeffrey R. Schneider,
Vice President    None.

Ellen P. Schoenfeld,
Vice President    None.

Allan P. Sedmak
Assistant Vice President   None.

Jennifer L. Sexton,

Vice President    Vice President of OFI Private Investments, Inc.

Martha A. Shapiro,
Vice President    None.

Steven J. Sheerin,
Vice President    Formerly consultant with Pricewaterhouse Coopers (November 2000-May 2001) prior to which he was a Vice President of
Merrill Lynch Pierce Fenner &Smith, Inc. (July 1998-October 2000).

Bonnie Sherman,
Assistant Vice President   None.

Enrique H. Smith,
Assistant Vice President   None.

Richard A. Soper,
Vice President    None.

Keith J. Spencer,
Vice President    None.

Cathleen R. Stahl,
Assistant Vice President   Assistant Vice President & Manager of Women & Investing Program.

Richard A. Stein,
Vice President: Rochester Division  None.

Arthur P. Steinmetz,

Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation.

Jayne M. Stevlingson,
Vice President    None.

Gregory J. Stitt,
Vice President    None.

John P. Stoma,
Senior Vice President      None.

Adele A. Campbell,
Assistant Vice President:
Rochester Division         None.

Deborah A. Sullivan,
Assistant Vice President,

Assistant Counsel Secretary of Oppenheimer Trust Company; formerly Associate General Counsel, Chief Compliance Officer, Corporate
Secretary and Vice President of Winmill & Co. Inc. (formerly Bull & Bear Group, Inc.), CEF Advisers, Inc. (formerly Bull & Bear
Advisers, Inc.), Investor Service Center, Inc. and Midas Management Corporation (November 1997 - March 2000).

Mary Sullivan,
Assistant Vice President   None.

Kevin L. Surrett,
Assistant Vice President   None.

James C. Swain,
Vice Chairman of the Board Chairman, CEO and Trustee, Director or Managing Partner of the Denver-based Oppenheimer Funds; formerly,
President and Director of Centennial Asset Management Corporation and Chairman of the Board of Shareholder Services, Inc.

Susan B. Switzer,
Vice President    None.

Anthony A. Tanner,
Vice President: Rochester Division  None.

Eamon Tubridy,
Assistant Vice President   None.

Cameron Ullyat,
Assistant Vice President   None.

Mark S. Vandehey,

Vice President    Vice President of Centennial Asset Management Corporation and Shareholder Service, Inc.,

Maureen VanNorstrand,
Assistant Vice President   None.

Phillip F. Vottiero,
Vice President    None.

Samuel Sloan Walker,

Vice President    Vice President of HarbourView Asset Management Corporation.

Teresa M. Ward,
Vice President    None.

Jerry A. Webman,

Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division         None.

Barry D. Weiss,
Vice President    Formerly with Fitch IBCA (1996 - January 2000).

Christine Wells,
Vice President    None.

Joseph J. Welsh,
Vice President    None.

Catherine M. White,
Assistant Vice President   Formerly, Assistant Vice President with Gruntal & Co. LLC (September 1998 - October 2000); member of the
American Society of Pension Actuaries (ASPA) since 1995.

William L. Wilby,
Senior Vice President      Senior Investment Officer, Director of International Equities; Senior Vice President of HarbourView Asset
Management Corporation.

Donna M. Winn,

Senior Vice President      Director and President (since April 2000) of OppenheimerFunds Legacy Program; President, Chief Executive
Officer and director (since March 2000) of OFI Private Investments, Inc.

Kenneth Winston,
Senior Vice President      Principal at Richards & Tierney, Inc. (until June 2001).

Brian W. Wixted,
Senior Vice President and
Treasurer         Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer
Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private
Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and of Oppenheimer Millennium Funds plc (since May
2000), of OAM Institutional, Inc. (since February 2001); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust
Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of OppenheimerFunds Legacy Program (since April
2000); an officer of other Oppenheimer funds.

Carol E. Wolf,

Senior Vice President      An officer and/or portfolio manager of certain Oppenheimer funds; serves on the Board of Chinese Children
Adoption International Parents Council, Supporters of Children, and the Advisory Board of Denver Children's Hospital Oncology
Department.

Kurt Wolfgruber,
Senior Vice President      Senior Investment Officer, Director of Domestic Equities; member of the Investment Product Review Committee and the Executive Committee of HarbourView Asset Management Corporation.

Caleb C. Wong,
Vice President    None.

Jill M. Zachman,
Vice President: Rochester Division  None.

Robert G. Zack,
Senior Vice President and
Acting General Counsel     General Counsel and director of OppenheimerFunds Distributor, Inc., General Counsel of Centennial Asset
Management Corporation; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OAM Institutional,
Inc.; Assistant Secretary of OppenheimerFunds International Ltd. And Oppenheimr Millennium Funds plc; Vice President and director of
Oppenheimer Partnership Holdings, Inc.; director of Oppenheimer Real Asset Management, Inc.; Senior Vice President, General Counsel
and director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments, Inc. and Oppenheimer Trust
Company; Vice President of OppenheimerFunds Legacy Program; an officer of other Oppenheimer funds; formerly Associate General Counsel
(May 1981-October 2001).

Neal A. Zamore,
Vice President    Formerly (until May 2000) Vice President at GE Capital.

Mark D. Zavanelli,
Vice President    None.

Alex Zhou,
Assistant Vice President   None.

Arthur J. Zimmer,
Senior Vice President      Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

Susan Zimmerman,
Vice President    None.

The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the Oppenheimer Quest
/Rochester Funds, as set forth below:

New York-based Oppenheimer Funds
--------------------------------

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Mid Cap Value Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Rochester National Municipals
Oppenheimer Series Fund, Inc.
Oppenheimer Special Value Fund
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust

Quest/Rochester Funds
---------------------

Limited Term New York Municipal Fund
Oppenheimer Convertible Securities Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals

Denver-based Oppenheimer Funds
------------------------------

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Capital Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund
Oppenheimer Real Asset Fund
Oppenheimer Select Managers
Oppenheimer Senior Floating Rate Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer
Partnership Holdings, Inc., Oppenheimer Acquisition Corp. and OFI Private Investments, Inc. is 498 Seventh Avenue, New York, New
York, 10018.

The address of the New York-based Oppenheimer Funds, the Quest Funds, the Rochester-based funds, the Denver-based Oppenheimer Funds,
Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation,
Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112

Item 27. Principal Underwriter

(a)      OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and
B of this Registration Statement and listed in Item 26(b) above (except Oppenheimer Multi-Sector Income Trust and Panorama Series
Fund, Inc.) and for MassMutual Institutional Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name & Principal  Positions & Offices       Positions &Offices
Business Address   with Underwriter           with Registrant
----------------   ----------------           ---------------

Robert Agan (1)          Vice President            None

Janette Aprilante (2)      Secretary               None

Jason R. Bach            Vice President            None
3264 Winthrop Circle
Marietta, GA 30067

William M. Beardsley     Vice President            None
1521 Arrow Wood Land
Downers Grove, IL 60515

Kathleen Beichert (1)      Vice President          None

Gabriella Bercze (2)       Vice President          None

Douglas S. Blankenship     Vice President          None
17011 Woodbark
Spring, TX  77379

Tracey Blinzler (1)      Assistant Vice President  None

Kevin Bonner (2)           Vice President          None

L. Scott Brooks (2)        Vice President          None

Kevin E. Brosmith        Senior Vice President     None
170 Phillip Court
Lake Bluff, IL 60044

Jeffrey W. Bryan (2)       Vice President          None

Susan Burton      Vice President                   None
4127 Towne Green Circle
Addison, TX 75001

Kathleen Mary Byron        Vice President   None
6 Dahlia Drive
Irvine, CA 92618

Jill Crockett (2) Assistant Vice Presdent   None

Robert A. Coli    Vice President    None
12 White Tail Lane
Bedminster, NJ 07921

Jeffrey D. Damia (2)       Vice President   None

John Davis (2)    Assistant Vice President  None

Stephen J. Demetrovits (2) Vice President   None

Michael W. Dickson         Vice President   None
21 Trinity Avenue
Glastonbury, CT 06033

Joseph A. DiMauro Vice President    None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Steven Dombrower (2)       Vice President   None

George P. Dougherty        Vice President   None
4090 Redbud Circle
Doylestown, PA 18901

Cliff H. Dunteman Vice President    None
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642

John Eiler (2)    Vice President    None

Kent M. Elwell    Vice President    None
35 Crown Terrace
Yardley, PA  19067

Gregg A. Everett  Vice President    None
7124 Trysail Circle
Tampa, FL 33607

George R. Fahey   Vice President    None
9 Townview Court
Flemington, NJ 08822

Eric C. Fallon    Vice President    None
10 Worth Circle
Newton, MA 02458

Katherine P. Feld (2)      Vice President and        Assistant Secretary

Mark J. Ferro (2) Vice President    None

Ronald H. Fielding (3)     Vice President   None

Patrick W. Flynn (1)       Senior Vice President     None

John E. Forrest (2)        Senior Vice President     None

John ("J") Fortuna (2)     Vice President   None

P. Lyman Foster (2)        Senior Vice President     None

Victoria Friece (1)        Assistant Vice President  None

Luiggino J. Galleto        Vice President   None
10302 Riesling Court
Charlotte, NC 28277

Michelle M. Gans  Vice President    None
2700 Polk Street, Apt. #9
San Francisco, CA 94109

Lucio Giliberti   Vice President    None
6 Cyndi Court
Flemington, NJ 08822

Raquel Granahan (2)        Vice President   None

Ralph Grant (2)   Senior Vice President     None

Michael D. Guman  Vice President    None
3913 Pleasant Avenue
Allentown, PA 18103

Tonya N. Hammet   Assistant Vice President  None
2612 W. Grand Reserve Circle #227
Clearwater, FL 33759

Clifford W. Heidinger      Vice President   None
90 Gates Street
Portsmouth, NH 03801

Phillipe D. Hemery         Vice President   None
184 Park Avenue
Rochester, NY 14607

Elyse R. Jurman Herman     Vice President   None
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062

Wendy H. Hetson   Vice President    None
4 Craig Street
Jericho, NY 11753

Kristen L. Heyburn         Vice President   None
2315 Mimosa Drive #2
Houston, TX 77019

William E. Hortz (2)       Vice President   None

Edward Hrybenko (2)        Vice President   None

Brian F. Husch (2)         Vice President   None

Richard L. Hymes (2)       Assistant Vice President  None

Kathleen T. Ives (1)       Vice President   Assistant Secretary

Eric K. Johnson   Vice President    None
28 Oxford Avenue
Mill Valley, CA 94941

Mark D. Johnson   Vice President    None
15792 Scenic Green Court
Chesterfield, MO 63017

John S. Kavanaugh Vice President    None
2 Cervantes, Apt. #301
San Francisco, CA 94123

Christina J. Keller (2)    Vice President   None

Brian G. Kelly    Vice President    None
60 Larkspur Road
Fairfield, CT 06430

Michael Keogh (2) Vice President    None

Lisa Klassen (1)  Assistant Vice President  None

Richard Klein     Senior Vice President     None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Richard Knott (2) Vice President    None

Dean Kopperud (2) Senior Vice President     None

Brent A. Krantz   Senior Vice President     None
P. O. Box 1313
Seahurst, WA 98062

David T. Kuzia    Vice President    None
9697 S. Golden Eagle Dr.
Highlands, CO 80126

Tracey Lange (2)  Vice President    None

Dawn Lind         Vice President    None
21 Meadow Lane
Rockville Centre, NY 11570

Malissa Lischin (2)        Assistant Vice President  None

James V. Loehle   Vice President    None
30 Wesley Hill Lane
Warwick, NY 10990

John J. Lynch     Vice President    None
5341 Ellsworth
Dallas, TX 75206

Mark Macken       Vice President    None
462 Lincoln Avenue
Sayville, NY 11782

Michael Magee (2) Vice President    None

Steven C. Manns   Vice President    None
1941 W. Wolfram
Chicago, IL 60657

Todd A. Marion    Vice President    None
3 St. Marks Place
Cold Spring Harbor, NY 11724

David M. Martin   Vice President    None
10155 S. Woodrose Lane
Highlands Ranch, CO 80126

LuAnn Mascia (2)  Assistant Vice President  None

Theresa-Marie Maynier      Vice President   None
2421 Charlotte Drive
Charlotte, NC 28203

Anthony P. Mazzariello     Vice President   None
704 Beaver Road
Leetsdale, PA 15056

John C. McDonough Vice President    None
3812 Leland Street
Chevy Chase, MD 20815

Kent C. McGowan   Vice President    None
18424 12th Avenue West
Lynnwood, WA 98037

John Murphy       Director President & Trustee

Charles Murray (2)         Senior Vice President     None

Wendy Jean Murray Vice President    None
32 Carolin Road
Upper Montclair, NJ 07043

Christina Nasta (2)        Assistant Vice President  None

John W. Nesnay    Vice President    None
9511 S. Hackberry Street
Highlands Ranch, CO 80126

Kevin P. Neznek (2)        Vice President   None

Patrick J. Noble  Vice President    None
1155 Wellesley Avenue #204
Los Angeles, CA 90049

Chad V. Noel      Vice President    None
2408 Eagleridge Drive
Henderson, NV 89014

Raymond Olsen (1) Assistant Vice President  None
         & Treasurer

Gayle E. Pereira  Vice President    None
2707 Via Arboleda
San Clemente, CA 92672

Brian C. Perkes   Vice President    None
8734 Shady Shore Drive
Frisco, TX 75034

Charles K. Pettit Vice President    None
22 Fall Meadow Drive
Pittsford, NY 14534

William L. Presutti        Vice President   None
238 Kemp Avenue
Fair Haven, NJ 07704

Elaine Puleo-Carter (2)    Senior Vice President     None

Christopher L. Quinson     Vice President   None
19 Cayuga Street
Rye, NY 10580

Minnie Ra         Vice President    None
100 Dolores Street, #203
Carmel, CA 93923

Heather Rabinowitz (2)     Assistant Vice President  None

Gary D. Rakan     Vice President    None
25031 Woodridge Triangle
Farmington, MI 48335

Michael A. Raso   Vice President    None
16 N. Chatsworth Ave., Apt. 301
Larchmont, NY  10538

Douglas Rentschler         Vice President   None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Michelle Simone Richter (2)         Vice President   None

Ruxandra Risko(2) Vice President    None

David R. Robertson (2)     Senior Vice President     None

Kenneth A. Rosenson        Vice President   None
24753 Bantage Point Terr.
Malibu, CA 90265

James H. Ruff (2) President & Director      None

William R. Rylander        Vice President   None
85 Evergreen Road
Vernon, CT 06066

Thomas Sabow (2)  Vice President    None

Alfredo Scalzo    Vice President    None
9616 Lake Chase Island Way
Tampa, FL 33626

Michael Sciortino Vice President    None
785 Beau Chene Drive
Mandeville, LA 70471

Eric Sharp        Vice President    None
862 McNeill Circle
Woodland, CA 95695

Debbie Simon (2)  Vice President    None

Douglas Bruce Smith        Vice President   None
808 South 194th Street
Seattle,WA 98148

William A. Spetrino        Vice President   None
7631 Yennicook Way
Hudson, OH 44236

Byron D. Stein    Vice President    None
7000 Island Blvd., Apt. 1408
Aventura, FL 33160

John Stoma (2)    Senior Vice President     None

Brian C. Summe    Vice President    None
239 N. Colony Drive
Edgewood, KY 41017

Michael Sussman(2)         Assistant Vice President  None

Andrew E. Sweeny  Vice President    None
5967 Bayberry Drive
Cincinnati, OH 45242

George T. Sweeney Senior Vice President     None
5 Smoke House Lane
Hummelstown, PA 17036

Scott McGregor Tatum       Vice President   None
704 Inwood
Southlake, TX 76092

James Taylor (2)  Assistant Vice President  None

Martin Telles (2) Senior Vice President     None

David G. Thomas   Vice President    None
1328 N. Cleveland Street
Arlington, VA 22201

Bryan K.Toma      Vice President    None
14575 S. Gallery
Olathe, KS 66062

Floyd A. Tucker   Vice President    None
1930 W. Barry Ave., #2
Chicago, IL 60657

Tanya Valency (2) Vice President    None

Mark Vandehey (1) Vice President    None

Andrea Walsh (1)  Vice President    None

Suzanne Walters (1)        Assistant Vice President  None

Teresa Ward (1)   Vice President    None

Michael J. Weigner         Vice President   None
4905 W. San Nicholas Street
Tampa, FL 33629

Donn Weise        Vice President    None
3249 Earlmar Drive
Los Angeles, CA 90064

Catherine White (2)        Assistant Vice President  None

Marjorie J. Williams       Vice President   None
6930 East Ranch Road
Cave Creek, AZ 85331

Thomas Wilson (2) Vice President    None

Donna Winn (2)    Senior Vice President     None

Philip Witkower (2)        Senior Vice President     None

Cary Patrick Wozniak       Vice President   None
18808 Bravata Court
San Diego, CA 92128

Gregor D. Yuska   Vice President    None
16035 Canterbury Estates Dr.
Ellisville, MO 63021

Robert G. Zack (2)         General Counsel & Vice President &
         Director Secretary

(1)6803 South Tucson Way, Englewood, CO 80112
(2)498 Seventh Avenue, New York, New York 10018
(3)350 Linden Oaks, Rochester, NY 14623

(c)      Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company
Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way,
Englewood, Colorado 80112.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment
Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Registration  Statement  pursuant to Rule 485(b) under the
Securities  Act of 1933 and has duly caused this  Registration  Statement  to be signed on its  behalf by the  undersigned,  thereunto  duly  authorized,  in the
County of Arapahoe and State of Colorado on the 21st day of December 2001.

         OPPENHEIMER CAPITAL INCOME FUND

         By: /s/ James C. Swain*
         -----------------------------------
         James C. Swain, Chairman

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration  Statement  has been signed below by the  following  persons in the capacities on the dates indicated:

Signatures        Title                                     Date
----------        -----                                     ----

/s/ James C. Swain*        Chairman of the Board,
-----------------------    Chief Executive Officer   December 21, 2001
James C. Swain             and Trustee

/s/ John V. Murphy*        President and Trustee     December 21, 2001
-----------------------
John V. Murphy

/s/ Brian W. Wixted*       Treasurer and Principal   December 21, 2001
-------------------------  Financial and
Brian W. Wixted            Accounting Officer

/s/ William L. Armstrong*  Trustee                   December 21, 2001
-------------------------------
William L. Armstrong

/s/ Robert G. Avis*        Trustee                   December 21, 2001
----------------------
Robert G. Avis

/s/ George Bowen* Trustee                            December 21, 2001
----------------------
George Bowen

/s/ Edward Cameron*        Trustee                   December 21, 2001
------------------------
Edward Cameron

/s/ Jon S. Fossel*         Trustee                   December 21, 2001
--------------------
Jon S. Fossel

/s/ Sam Freedman* Trustee                            December 21, 2001
----------------------
Sam Freedman

/s/ C. Howard Kast*        Trustee                   December 21, 2001
------------------------
C. Howard Kast

/s/ Robert M. Kirchner*    Trustee                   December 21, 2001
----------------------------
Robert M. Kirchner

/s/ F.William Marshall,Jr.*Trustee                   December 21, 2001
--------------------------------
F. William Marshall, Jr.

*By: /s/ Robert G. Zack
-----------------------------------------
Robert G. Zack, Attorney-in-Fact

OPPENHEIMER CAPITAL INCOME FUND

Post-Effective Amendment No. 56

EXHIBIT INDEX
-------------

Exhibit No.       Description
-----------       -----------

23(c)(i)          Specimen Class A Share Certificate
23(c)(ii)         Specimen Class B Share Certificate
23(c)(iii)        Specimen Class C Share Certificate
23(c)(iv)         Specimen Class N Share Certificate

23(j)    Independent Auditors Consent